UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2014

BioSig Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-190080	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12424 Wilshire Boulevard, Suite 745
Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 820-8100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On August 15, 2014, BioSig Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Initial Investors”), pursuant to which the Company issued to the Initial Investors an aggregate of 225,200 shares (the “Investor Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and five-year warrants to purchase an aggregate of 112,600 shares of Common Stock at an exercise price of $2.75 per share (each, an “Investor Warrant”), in exchange for aggregate consideration of $563,000 (the “Initial Private Placement”). The securities issued in the Initial Private Placement represented less than 5% of the number of outstanding shares of Common Stock. The Investor Shares and the Investor Warrants issued to the Initial Investors were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act, provided by Section 4(2) and Regulation D (Rule 506) under the Securities Act. Each Initial Investor represented that it was an accredited investor (as defined by Rule 501 under the Securities Act) at the time of the Initial Private Placement.

The Purchase Agreement provides for the sale of up to $1,000,000 shares of Common Stock and Investor Warrants pursuant to multiple closings until August 30, 2014, which date may be extended to September 30, 2014 with the consent of the Company and Laidlaw & Co. (UK) Ltd. (“Laidlaw”). The Purchase Agreement contains standard representations, warranties and covenants of the Investors and the Company.

The Investor Warrants contain customary anti-dilution protections and are exercisable immediately for cash or, if at any time after six months from the issuance date, there is no effective registration statement registering the resale, or no current prospectus available for the resale, of the shares of Common Stock underlying the Investor Warrants, the Investor Warrants may be exercised by means of a cashless exercise.

On August 15, 2014, in connection with the Initial Private Placement, the Company entered into a Registration Rights Agreements (the “Registration Rights Agreement”) with the Initial Investors, pursuant to which the Company agreed to provide certain registration rights with respect to the Investor Shares issued to Initial Investors participating in the Initial Private Placement and the Common Stock issuable upon exercise of the Investor Warrants issued to such Initial Investors (collectively, the “Registrable Securities”). Specifically, the Company agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the Registrable Securities within 45 days of September 30, 2014 and to cause such registration statement to be declared effective by the SEC, in the event it is not reviewed by the SEC, within 30 calendar days after we are notified that the registration statement is not being reviewed by the SEC and, in the event that the registration statement is reviewed by the SEC and the SEC issues comments, within 180 calendar days after the initial filing date of the registration statement.

If (i) the registration statement is not filed within 45 days of September 30, 2014, (ii) the registration statement is not declared effective by the SEC within 30 calendar days after the Company is notified that the registration statement is not being reviewed by the SEC, in the acse of a no review, (iii) the registration statement is not declared effective by the SEC within 180 calendar days of the initial filing date of the registration statement in the case of a review and comments by the SEC or (iv) the registration statement ceases to remain continuously effective for more than 10 consecutive calendar days or more than an aggregate of 15 calendar days during any 12-month period after its first effective date, then the Company is subject to liquidated damage payments to the holders of the Registrable Securities in an amount equal to 1.0% of the aggregate purchase price paid by such Initial Investors per month of delinquency, provided, however, that the Company will not be required to make any payments if any of the foregoing events occurred at such time that all securities registered or to be registered in the registration statement are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the Securities and Exchange Commission pursuant to the Securities Act and provided, further, that the Company will not be required to make any liquidated damage payments with respect to any securities registered or to be registered in the registration statement that the Company is unable to register due to limits imposed by the SEC’s interpretation of Rule 415 under the Securities Act. Notwithstanding the foregoing, (i) the maximum aggregate liquidated damages payable to each Initial Investor under the Registration Rights Agreement is limited to 3% of the aggregate purchase price paid by each Initial Investor and (ii) if any partial amount of liquidated damages remains unpaid for more than seven days, the Company will pay interest of 18% per annum, accruing daily, on such unpaid amount.

Pursuant to the Registration Rights Agreement, the Company must maintain the effectiveness of the registration statement from the effective date until the date on which all securities registered under the registration statement have been sold or are otherwise able to be sold pursuant to Rule 144 without volume or manner-of-sale restrictions, subject to the Company’s right to suspend or defer the use of the registration statement in certain events.

The foregoing summaries of the Purchase Agreement, the Investor Warrants and Registration Rights Agreement are not complete, and are qualified in their entirety by reference to the full text of the agreements that are exhibits to this Current Report on Form 8-K. Readers should review those agreements for a more complete understanding of the terms and conditions associates with this transaction.

Item 3.02                      Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 – Entry Into a Material Definitive Agreement” is incorporated herein by reference.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 15, 2014, in connection with the Initial Private Placement, the Company filed a Certificate of Amendment (the “Amendment”) to the Amended and Restated Certificate of Incorporation of the Company with the State of Delaware (the “Charter”). The Amendment amended the definition of “Purchase Agreement” in Exhibit C of the Charter. The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment that is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation (Amendment No. 5)
10.1	Securities Purchase Agreement, dated as of August 15, 2014, by and between BioSig Technologies, Inc. and certain purchasers set forth therein
10.2	Form of Warrant
10.3	Registration Rights Agreement, dated as of August 15, 2014, by and between BioSig Technologies, Inc. and certain purchasers set forth therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: August 21, 2014	By:	/s/ Gerogry Cash
Name: Gregory Cash
Title: Chief Executive Officer